EXHIBIT 99.3

SECURITY AGREEMENT

      This SECURITY AGREEMENT ("Agreement") dated as of September 23, 2004, made by PUBLICARD, INC. ("PubliCARD"), to the PENSION BENEFIT GUARANTY CORPORATION ("PBGC"), pursuant to the Settlement Agreement dated September 23, 2004 by and between PubliCARD and PBGC (the "Settlement Agreement").

                                    RECITALS

      WHEREAS, pursuant to the Settlement Agreement PubliCARD has issued a promissory note ("Note") to the PBGC in the principal amount of Seven Million Five Hundred One Thousand Three Hundred and Ten Dollars ($7,501,310.00); and

      WHEREAS, as security for (a) the due and punctual payment of principal under the Note and (b) the due and punctual payment of all reasonable costs and expenses incurred by the PBGC in the collection of amounts due under the Note and for the enforcement of its rights, and for other obligations that may arise, under the Settlement Agreement and this Agreement, including, without limitation, reasonable attorneys fees (collectively, the "Secured Obligations"), PubliCARD has agreed to grant to the PBGC a security interest in all presently owned or hereafter acquired personal property and rights to property all as more fully described herein;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


1. DEFINITIONS.

      (a) Certain Definitions. Capitalized terms defined elsewhere in this Agreement have the meanings ascribed to them thereby. As used in this Agreement and in any related document attached hereto, the following terms shall have the following meanings:

            "Agreement" shall mean this Security Agreement as the same may from time to time be amended or supplemented.

            "Collateral" shall mean all of the personal property and interests in property, tangible or intangible, hereafter acquired, or now existing of PubliCARD.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, 29 U.S.C. ss.ss. 1001-1461 (2000 & Supp. 1, 2001), as amended from time to time, and the regulations promulgated and rulings issued thereunder.

            "Event of Default" shall mean an Event of Default as defined in
Section VIII of the Settlement Agreement.

            "Other Liens" shall mean liens, security interests or encumbrances in or on the Collateral.

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            "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

      (b) UCC Terms. Any terms defined in Articles 8 or 9 of the UCC and used in this Agreement, including, but not limited to, "accounts", "documents, "instruments", and "proceeds," unless otherwise expressly provided, shall have the same meanings given to such terms thereunder

      2. PAYMENT BY PUBLICARD.

      PubliCARD will pay when due the amounts as and when required by the Note.

      3. GRANT AND PLEDGE OF SECURITY INTEREST.

      Pledge of Collateral. In order to secure the full and punctual payment of the Secured Obligations, PubliCARD agrees that PBGC shall have, and PubliCARD hereby pledges and grants to and creates in favor of PBGC, a security interest under the Uniform Commercial Code and other applicable law, in and to the Collateral.

      4. CONDITIONS PRECEDENT.

      (a) The following documents, each of which must be reasonably satisfactory in form and substance to PBGC, shall be provided contemporaneously with the execution of this Agreement, unless it would cause a hardship to PubliCARD, and then in no event later than thirty (30) days after the execution date of this Agreement, or as otherwise agreed to in writing by PBGC.

            (i) Copies of the insurance policies or binders for fire, casualty, liability, and worker's compensation insurance with respect to the Collateral, in amounts and issued by insurers reasonably acceptable to PBGC.

            (ii) Any necessary UCC-1 Financing Statements with respect to the Collateral, or any other documents that may be required by the PBGC for the perfection and filing of PBGC's security interest, duly completed and executed.

            (iii) Resolutions of the Board of Directors of PubliCARD that the company has approved this Agreement, the Settlement Agreement, the Note and any other document required by the Settlement Agreement.

      5. REPRESENTATIONS AND WARRANTIES.

      (a) PubliCARD represents and warrants, to the best of its knowledge, that, as of the date hereof and with respect to the Collateral in existence as of the date hereof:

            (i) it is duly organized and validly existing under the law of the State of Pennsylvania, and its principal place of business is located within the State of New York;

            (ii) it has all necessary corporate authority to execute, deliver and perform the obligations under this Agreement;

            (iii) it has complete authority to grant a security interest to PBGC in the Collateral;

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            (iv) the Collateral is free of all Other Liens.

            (v) no financing statement covering the Collateral or any part thereof has been filed with any filing office;

            (vi) no material right of setoff, lien or counterclaim exists, with respect to any part of the Collateral; and

            (vii) all information supplied and statements made in any financial or credit statements or application for credit relating to the Collateral prior to the execution of this Agreement and supplied to the PBGC are true and correct in all material respects as of the date furnished and as of the date hereof.

      (b) PBGC. The PBGC represents and warrants, to the best of its knowledge, that:

            (i) it is a United States government corporation established under Title IV of ERISA, and its principal place of business is located in Washington, DC; and

            (ii) it has all necessary authority to execute, deliver and perform the obligations under this Agreement.

      6. COVENANTS OF PUBLICARD. PubliCARD agrees that it will take, or refrain from taking, the following actions unless such action or failure to act would not have a material adverse effect on the Collateral.

            (a) Perfection of Security Interest. PubliCARD will from time to time, upon written request from PBGC, promptly execute and deliver to PBGC all assignments, certificates, supplemental writings, and financing statements, and do all such other acts or things as PBGC may reasonably request, in order to evidence and perfect PBGC's security interest.

            (b) Demonstration of Title. PubliCARD will take appropriate steps and execute such documents as are required to prove its title in the Collateral to PBGC as may be reasonably required and will defend the Collateral and its proceeds against the claims and demands of all other persons.

            (c) Performance of all Covenants. PubliCARD will punctually and properly perform all of its covenants and duties under any other security agreement, mortgage, collateral pledge agreement, or material contract of any kind now or hereafter existing.

            (d) Anti-Lien Provision. Without PBGC's prior written consent, not to be unreasonably withheld nor delayed, PubliCARD shall not encumber, suffer or grant any security interest or lien ("Other Lien") in any Collateral, or any part of it, nor shall PubliCARD attempt to do so.

            (e) Notification of Material Changes. PubliCARD will promptly notify PBGC of any material change in any fact or circumstances warranted or represented by PubliCARD in this Agreement or in any other writing furnished by PubliCARD to PBGC in connection with the Collateral or the Secured Obligations.

            (f) Notification of Material Claim. PubliCARD will promptly notify PBGC of any material claim, action or proceeding directly affecting the Collateral or title therein, or in any material part thereof, or the security interest created herein, and, at the request of PBGC, appear in and defend, at its own expense, any such action or proceeding.

            (g) Notification of Certain Changes. PubliCARD will notify PBGC of all changes in PubliCARD's name, legal structure, or chief executive office, or in the location of the Collateral (other than Collateral consisting of equipment located at third party locations), or PubliCARD's records concerning same.

            (h) Location of Records. PubliCARD will keep, within the State of New York, a copy of the records concerning the Collateral, which records will be of such character as will enable PBGC or its designees to determine at any time the status of the Collateral. Within thirty (30) days of the execution date of this Agreement, PubliCARD will advise the PBGC in writing the specific location where such records are being held.

            (i) Payment of Taxes. PubliCARD will pay all material taxes, assessments, impositions, judgments, and any other claims that would create a right of seizure or levy upon the Collateral or create a security interest in the Collateral; provided, however, PubliCARD shall be entitled to contest any such taxes, assessments, impositions, judgments or claims as long as such contest and nonpayment does not result in a lien.

            (j) Prohibition against Waste. PubliCARD will not misuse or waste the Collateral.

            (k) Violation of Law. PubliCARD will not use the Collateral in material violation of any applicable statute or ordinance.

            (l) Inspection. PubliCARD will permit PBGC and its designees from time to time to inspect the Collateral and to inspect, audit, and make copies of and extracts from all records and all other papers in the possession of PubliCARD pertaining to the Collateral. PubliCARD will promptly arrange for any inspections requested by PBGC.

            (m) Insurance. PubliCARD will at all times insure the Collateral against loss or damage by fire, theft, burglary, pilferage, loss in transit, and such other hazards as PBGC reasonably may specify, in amounts and under policies and by insurers consistent with those provided in the policies or binders furnished PBGC as of the date hereof, provided that: (i) if PubliCARD fails to so insure the Collateral, PBGC may elect to purchase insurance and any amounts so expended by PBGC shall become part of the Secured Obligations under this Agreement; (ii) no cancellation of such insurance or material change in the terms of any policy will be made without the insurance carrier's giving PBGC at least thirty (30) days prior written notice.

            (n) Repair. PubliCARD will keep the Collateral in good repair and operating condition, unless any such failure does not adversely affect PBGC's interest in the Collateral in any material way.

      7. RIGHTS AND REMEDIES.

      In addition to the remedies provided under the Settlement Agreement, upon the occurrence of an Event of Default, the PBGC, in its sole discretion, may elect to pursue one or more of the following remedies. The PBGC may waive any default, or remedy any default in any reasonable manner, without waiving any other prior or subsequent default.

            (a) Notice. Upon the occurrence of any Event of Default, the PBGC will provide PubliCARD with written notice at least thirty (30) days prior to enforcing its rights under Settlement Agreement, during which period PubliCARD may cure the Event of Default.

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            (b) Remedy in the Event of Certain Other Liens. If there are any
Other Liens that arise and that the PBGC has not agreed may be permitted, PubliCARD shall pay and discharge the same immediately. If PubliCARD fails to do so, the PBGC may, at its option, pay or discharge such Other Liens, in whole or in part, and PubliCARD shall immediately reimburse the PBGC for all costs it has incurred in doing so. Any such payment made by the PBGC to discharge any such Other Liens, not reimbursed by PubliCARD, shall form part of the Secured Obligations and shall be secured by the Collateral.

            (c) Other Remedies. No remedy recited in this Agreement shall limit the PBGC in any manner from pursuing any and all additional remedies provided under ERISA or other applicable law.

      8. RELEASE OF COLLATERAL.

      The Collateral shall be released from PBGC's security interest upon the payment in full of the Secured Obligations (including, but not limited to, reducing the Note to zero dollars ($0)).

      9. INDEMNITY.

      PubliCARD assumes liability for, and agrees to indemnify the PBGC (and each of its employees, directors, and agents) against, and on written demand to pay, or to reimburse the PBGC for the payment of any or all liabilities, obligations, losses, damages, penalties, claims, suits, actions, costs, expenses, and disbursements, including reasonable legal fees and expenses of any kind and nature imposed on, incurred by, or asserted against the PBGC directly and principally relating to or arising out of this Agreement; provided, that PubliCARD shall not be required to indemnify the PBGC against any of the foregoing that results from the gross negligence or willful misconduct of the PBGC (or any employee, director or agent thereof).

      10. MISCELLANEOUS.

            (a) Amendments. PubliCARD understands that this Agreement cannot be changed or terminated orally, can only be modified upon the written consent of the parties hereto, and is for the benefit of and binding upon the parties and their successors and assigns.

            (b) Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

            (c) Governing Law. This Agreement, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New York, except to the extent such laws are superseded by federal law.

            (d) Notices. All notices and other communications hereunder shall be in writing and shall be delivered to the intended recipient at the Address for Notices specified below or at such other address as shall be designated by any of them in a notice to each other party set forth therein. All notices and other communications shall be deemed to have been duly given, in the case of transmission by telecopy, when received at the recipient's telecopy machine; in the case of hand delivery, when received; or in the case of overnight express mail by a nationally recognized carrier, the following business day.

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Address for Notices:

                           To the PBGC:

                  Michelle Gray, Manager
                  Pre-Termination Processing Division
                  Pension Benefit Guaranty Corporation
                  1200 K Street, N.W.
                  Washington, D.C.  20005-4026
                  (202) 326-4072 (facsimile number)

                           With copies to:

                  General Counsel
                  Pension Benefit Guaranty Corporation
                  Suite 340
                  1200 K Street, N.W.
                  Washington, D.C.  20005-4026
                  (202) 326-4112 (facsimile number)

                  To PubliCARD:

                  Antonio L. DeLise
                  President and Chief Executive Officer
                  PubliCARD, Inc.
                  One Rockefeller Plaza, 14th Floor
                  New York, N.Y. 10020
                  (212) 307-5781 (facsimile number)

                           With copies to:

                  Arthur F. Woodard, Esq.
                  Kaye Scholer, LLP
                  425 Park Avenue
                  New York, New York 10022-3598
                  (212) 836-8689 (facsimile number)

            (e) The signatories to this Agreement hereby represent and warrant that they have full power and authority to enter into this Agreement, that all necessary corporate approvals or other appropriate action has been taken to cause them to possess such power and authority and that this Agreement constitutes a legal, valid and binding obligation of each of the Parties hereto enforceable against each of the Parties hereto.

            (f) The captions set forth in this Agreement have been inserted for convenience of reference only and shall not in any way affect the meaning or construction of any of the provisions of this Agreement.

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      IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have executed this Agreement as of the day and year first above mentioned.

PENSION BENEFIT GUARANTY CORPORATION


/s/Michelle Gray
---------------------------
Name: Michelle Gray
Title: Program Manager

PUBLICARD, INC.

Antonio L. DeLise
---------------------------
Name: Antonio L. DeLise
Title: President